UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2017

TEL OFFSHORE TRUST

(Exact name of registrant as specified in its charter)

Texas	000-6910	76-6004064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee Global Corporate Trust 919 Congress Avenue Austin, Texas (Address of principal executive offices)	78701 (Zip Code)

Registrant’s telephone number, including area code:   (512) 236-6599

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2017, the TEL Offshore Trust (the “Trust”) received an unsecured advance from The Bank of New York Mellon Trust Company, N.A. in the amount of $184,751.55. Such advance is an extension of credit authorized pursuant to the terms of the TEL Offshore Trust Agreement dated as of January 1, 1983 and will be used by the Trust for the payment of its liabilities and expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEL Offshore Trust

	By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

Date: April 6, 2017	By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President and Trust Officer